UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

290 Congress Street

Boston, MA 02210

(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code:   (800) 345-6611

Date of fiscal year end:  February 28

Date of reporting period:  February 28, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
February 28, 2022
Columbia Global Value Fund
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Global Value Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Global Value Fund  |  Annual Report 2022

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with growth of capital and income.
Portfolio management
Fred Copper, CFA
Co-Portfolio Manager
Managed Fund since 2016
Melda Mergen, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2016
Peter Schroeder, CFA
Co-Portfolio Manager
Managed Fund since 2016
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2022)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	03/20/95	12.13	9.56	9.06
	Including sales charges		5.64	8.27	8.42
Advisor Class		12/11/06	12.44	9.83	9.32
Class C	Excluding sales charges	06/26/00	11.24	8.73	8.25
	Including sales charges		10.24	8.73	8.25
Institutional Class		09/27/10	12.47	9.84	9.35
Institutional 2 Class		12/11/06	12.48	9.91	9.44
Institutional 3 Class*		02/28/13	12.59	9.97	9.47
Class R		12/11/06	11.92	9.30	8.80
MSCI World Value Index (Net)			14.28	7.50	8.28
MSCI World Index (Net)			10.74	12.05	10.73
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the oldest share class of the Fund, Class B, are no longer available, Class A shares of the Fund were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to September 2014 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The MSCI World Value Index (Net) captures large- and mid-cap securities exhibiting overall value style characteristics across 23 developed market countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. With 819 constituents, the index targets 50% coverage of the free float-adjusted market capitalization of the MSCI World Index.
The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World Value Index (Net) and the MSCI World Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Global Value Fund | Annual Report 2022	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 29, 2012 — February 28, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Equity sector breakdown (%) (at February 28, 2022)
Communication Services	4.2
Consumer Discretionary	9.5
Consumer Staples	10.0
Energy	7.5
Financials	21.2
Health Care	12.6
Industrials	12.7
Information Technology	11.4
Materials	3.9
Real Estate	2.6
Utilities	4.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at February 28, 2022)
Canada	5.5
Finland	1.4
France	3.8
Hong Kong	0.9
Japan	7.0
Netherlands	2.2
Puerto Rico	0.8
Russian Federation	0.1
Singapore	1.8
South Korea	1.6
Spain	1.5
United Kingdom	8.3
United States(a)	65.1
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At February 28, 2022, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.

4	Columbia Global Value Fund | Annual Report 2022

Manager Discussion of Fund Performance
For the 12-month period that ended February 28, 2022, Class A shares of Columbia Global Value Fund returned 12.13% excluding sales charges. The Fund underperformed its primary benchmark, the MSCI World Value Index (Net), which returned 14.28%, and outperformed the MSCI World Index (Net), which returned 10.74% for the same time period.
Market overview
Global equity markets delivered positive results during the 12-month period, with the broad developed-market MSCI EAFE Index (Net) finishing up more than 2% and the S&P 500 Index up by more than 16%. Most of the upside came during the first half of the period, as the gradual, though globally uneven, re-opening of the world economy continued to boost sentiment, activity and stock prices.  Positive momentum – which also was driven to some degree by highly speculative behavior among retail investors – stalled somewhat midway through the period, triggered largely by more hawkish policy expectations from the U.S. Federal Reserve (Fed) in June that weighed on cyclical parts of the market.  Concerns over the emergence of the Delta and Omicron COVID-19 variants added to market choppiness, as did worries over strained U.S.-China trade relations.  Problems in China’s property sector added to global equity market consternation, most notably symbolized by the credit crisis at Evergrande, a systemically important property developer in China with significant amounts of outstanding debt.  Additional headwinds included inflation, which reached almost 7% in the U.S. and caused a further hawkish turn as the Fed announced a plan to taper the pace of quantitative easing and signaled three interest rate hikes in 2022.  Central banks in other parts of the world tightened monetary policy as well, particularly in emerging markets. Of most significance, tensions between Russia and Ukraine near the end of the period, and the subsequent invasion of Ukraine by Russia on February 24, 2022, roiled global markets and drove significant sell-offs.
The Fund’s notable detractors during the period
•	The Fund’s underperformance of its primary benchmark during the period was largely a result of stock selection, particularly within the consumer discretionary, financials, energy and health care sectors.
•	The Fund’s holdings in U.K. financials company TP Icap Group PLC, U.S. airline Southwest Airlines, Hong Kong-listed food producer and distributor WH Group Ltd., Irish auto parts manufacturer Aptiv PLC and U.S. energy giant Chevron Corp. had the largest detracting effect versus the primary benchmark during the period.
The Fund’s notable contributors during the period
•	Stock selection within the communication services sector contributed to relative results. The Fund’s underweight allocation to the sector also aided relative performance as the sector delivered negatively for the primary benchmark.
•	Selections within the materials sector also contributed to performance versus the primary benchmark.
•	The Fund’s holdings in U.S. energy companies ConocoPhillips Co. and Devon Energy Corp., Canadian uranium producer Cameco Corp., Canadian diversified wood products company West Fraser Timber Co., Ltd. and U.S. pharmaceutical company AbbVie, Inc. were the largest individual contributors to performance versus the primary benchmark during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report . These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Global Value Fund | Annual Report 2022	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2021 — February 28, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	987.80	1,019.34	5.42	5.51	1.10
Advisor Class	1,000.00	1,000.00	989.30	1,020.58	4.19	4.26	0.85
Class C	1,000.00	1,000.00	984.40	1,015.62	9.10	9.25	1.85
Institutional Class	1,000.00	1,000.00	989.20	1,020.58	4.19	4.26	0.85
Institutional 2 Class	1,000.00	1,000.00	989.40	1,020.88	3.90	3.96	0.79
Institutional 3 Class	1,000.00	1,000.00	989.50	1,021.12	3.65	3.71	0.74
Class R	1,000.00	1,000.00	986.70	1,018.10	6.65	6.76	1.35
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
6	Columbia Global Value Fund | Annual Report 2022

Portfolio of Investments
February 28, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.4%
Issuer	Shares	Value ($)
Canada 5.5%
Alimentation Couche-Tard, Inc.	494,698	19,417,141
Cameco Corp.(a)	450,643	11,076,805
West Fraser Timber Co., Ltd.	111,731	11,152,825
Yamana Gold, Inc.	2,515,320	12,325,068
Total		53,971,839
Finland 1.4%
UPM-Kymmene OYJ	395,176	13,654,605
France 3.8%
AXA SA	776,507	21,010,440
BNP Paribas SA	282,831	16,411,151
Total		37,421,591
Hong Kong 0.9%
WH Group Ltd.	11,989,093	8,372,896
Japan 6.9%
Daiwabo Holdings Co., Ltd.	727,000	11,253,505
ITOCHU Corp.	590,400	19,240,313
ORIX Corp.	981,501	19,456,426
Starts Corp., Inc.	218,200	4,931,329
Takeda Pharmaceutical Co., Ltd.	418,628	12,764,097
Total		67,645,670
Netherlands 2.2%
ING Groep NV	1,135,002	13,255,125
Signify NV	165,338	8,457,667
Total		21,712,792
Puerto Rico 0.8%
Popular, Inc.	88,504	8,129,092
Russian Federation 0.1%
Lukoil PJSC, ADR	48,225	904,550
Singapore 1.8%
BW LPG Ltd.	744,276	4,435,298
Venture Corp., Ltd.	994,100	12,967,439
Total		17,402,737
Common Stocks (continued)
Issuer	Shares	Value ($)
South Korea 1.6%
Hyundai Home Shopping Network Corp.	83,870	4,078,066
Youngone Corp.	325,015	11,558,806
Total		15,636,872
Spain 1.5%
ACS Actividades de Construccion y Servicios SA	367,931	8,940,941
Endesa SA	247,225	5,434,359
Total		14,375,300
United Kingdom 8.3%
BP PLC, ADR	392,209	11,456,425
BT Group PLC	3,707,384	9,250,274
DCC PLC	81,211	6,372,909
John Wood Group PLC(b)	1,350,244	3,275,094
Just Group PLC(b)	6,725,571	7,551,015
Shell PLC	618,988	16,323,208
TP Icap Group PLC	4,727,231	7,603,555
Vodafone Group PLC	10,614,350	18,684,855
Total		80,517,335
United States 62.6%
AbbVie, Inc.	162,314	23,985,140
Ameren Corp.	220,981	18,993,317
AMETEK, Inc.	86,714	11,254,610
Anthem, Inc.	32,491	14,681,058
Aptiv PLC(b)	88,713	11,483,011
Bank of America Corp.	560,732	24,784,354
Broadcom, Inc.	34,639	20,348,334
Charles Schwab Corp. (The)	212,868	17,978,831
Cisco Systems, Inc.	413,413	23,056,043
ConocoPhillips Co.	151,991	14,417,866
Danaher Corp.	47,715	13,093,473
DTE Energy Co.	142,019	17,268,090
Electronic Arts, Inc.	91,659	11,923,919
Eli Lilly & Co.	47,558	11,887,122
Extra Space Storage, Inc.	53,037	9,978,912
General Motors Co.(b)	290,312	13,563,377
Hilton Worldwide Holdings, Inc.(b)	48,730	7,253,948
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Value Fund | Annual Report 2022	7

Portfolio of Investments  (continued)
February 28, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
Home Depot, Inc. (The)	68,691	21,694,679
Invitation Homes, Inc.	264,296	9,990,389
Johnson & Johnson	176,343	29,020,768
MasTec, Inc.(b)	83,093	6,544,405
MetLife, Inc.	251,332	16,977,477
Mondelez International, Inc., Class A	276,204	18,085,838
Morgan Stanley	201,457	18,280,208
Philip Morris International, Inc.	203,432	20,560,872
Primo Water Corp.	407,475	5,924,686
Procter & Gamble Co. (The)	145,907	22,745,442
QUALCOMM, Inc.	89,622	15,414,088
Quotient Ltd.(b)	530,067	742,094
Raytheon Technologies Corp.	137,592	14,130,698
S&P Global, Inc.	33,287	12,505,926
ServiceNow, Inc.(b)	15,145	8,782,888
State Street Corp.	195,568	16,687,817
Stryker Corp.	51,004	13,431,903
Target Corp.	103,148	20,605,876
TE Connectivity Ltd.	116,767	16,631,124
Trane Technologies PLC	79,192	12,190,025
Common Stocks (continued)
Issuer	Shares	Value ($)
Union Pacific Corp.	65,556	16,123,498
United Parcel Service, Inc., Class B	80,604	16,960,694
Valero Energy Corp.	115,237	9,623,442
Total		609,606,242
Total Common Stocks (Cost $812,597,095)		949,351,521

Exchange-Traded Equity Funds 1.3%
	Shares	Value ($)
United States 1.3%
iShares Russell 1000 Value ETF	79,297	12,844,528
Total Exchange-Traded Equity Funds (Cost $11,885,069)		12,844,528

Money Market Funds 1.2%

Columbia Short-Term Cash Fund, 0.168%(c),(d)	11,228,588	11,225,219
Total Money Market Funds (Cost $11,225,415)		11,225,219
Total Investments in Securities (Cost $835,707,579)		973,421,268
Other Assets & Liabilities, Net		1,287,238
Net Assets		$974,708,506

At February 28, 2022, securities and/or cash totaling $5,537,874 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
9,890,000 EUR	11,278,781 USD	Morgan Stanley	04/07/2022	172,271	—
2,278,000 GBP	3,085,118 USD	Morgan Stanley	04/07/2022	28,307	—
14,771,061,000 KRW	12,304,091 USD	Morgan Stanley	04/07/2022	26,503	—
5,529,000 SGD	4,111,224 USD	Morgan Stanley	04/07/2022	33,477	—
13,393,226 USD	18,617,000 AUD	Morgan Stanley	04/07/2022	136,455	—
6,185,114 USD	7,839,000 CAD	Morgan Stanley	04/07/2022	428	—
4,931,600 USD	4,521,000 CHF	Morgan Stanley	04/07/2022	6,622	—
6,052,413 USD	56,144,000 SEK	Morgan Stanley	04/07/2022	—	(118,934)
Total				404,063	(118,934)

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Cameco Corp.	Morgan Stanley	USD	(5,537,874)	(2,253)	28.00	3/18/2022	(50,446)	(93,500)
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Global Value Fund | Annual Report 2022

Portfolio of Investments  (continued)
February 28, 2022
Notes to Portfolio of Investments
(a)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at February 28, 2022.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 28, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.168%
	5,216,274	92,183,355	(86,173,951)	(459)	11,225,219	(1,372)	6,092	11,228,588
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
KRW	South Korean Won
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Value Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
February 28, 2022
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Canada	53,971,839	—	—	53,971,839
Finland	—	13,654,605	—	13,654,605
France	—	37,421,591	—	37,421,591
Hong Kong	—	8,372,896	—	8,372,896
Japan	—	67,645,670	—	67,645,670
Netherlands	—	21,712,792	—	21,712,792
Puerto Rico	8,129,092	—	—	8,129,092
Russian Federation	—	904,550	—	904,550
Singapore	—	17,402,737	—	17,402,737
South Korea	—	15,636,872	—	15,636,872
Spain	—	14,375,300	—	14,375,300
United Kingdom	11,456,425	69,060,910	—	80,517,335
United States	609,606,242	—	—	609,606,242
Total Common Stocks	683,163,598	266,187,923	—	949,351,521
Exchange-Traded Equity Funds	12,844,528	—	—	12,844,528
Money Market Funds	11,225,219	—	—	11,225,219
Total Investments in Securities	707,233,345	266,187,923	—	973,421,268
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	404,063	—	404,063
Liability
Forward Foreign Currency Exchange Contracts	—	(118,934)	—	(118,934)
Options Contracts Written	(93,500)	—	—	(93,500)
Total	707,139,845	266,473,052	—	973,612,897
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Forward foreign currency exchange contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Global Value Fund | Annual Report 2022

Statement of Assets and Liabilities
February 28, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $824,482,164)	$962,196,049
Affiliated issuers (cost $11,225,415)	11,225,219
Unrealized appreciation on forward foreign currency exchange contracts	404,063
Receivable for:
Capital shares sold	203,779
Dividends	1,311,842
Foreign tax reclaims	914,737
Prepaid expenses	11,498
Trustees’ deferred compensation plan	115,126
Total assets	976,382,313
Liabilities
Option contracts written, at value (premiums received $50,446)	93,500
Unrealized depreciation on forward foreign currency exchange contracts	118,934
Payable for:
Capital shares purchased	844,574
Management services fees	56,510
Distribution and/or service fees	16,086
Transfer agent fees	79,856
Compensation of board members	301,886
Compensation of chief compliance officer	158
Other expenses	47,177
Trustees’ deferred compensation plan	115,126
Total liabilities	1,673,807
Net assets applicable to outstanding capital stock	$974,708,506
Represented by
Paid in capital	852,518,490
Total distributable earnings (loss)	122,190,016
Total - representing net assets applicable to outstanding capital stock	$974,708,506
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Value Fund | Annual Report 2022	11

Statement of Assets and Liabilities  (continued)
February 28, 2022
Class A
Net assets	$710,822,418
Shares outstanding	55,051,309
Net asset value per share	$12.91
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$13.70
Advisor Class
Net assets	$7,474,205
Shares outstanding	574,888
Net asset value per share	$13.00
Class C
Net assets	$11,555,794
Shares outstanding	911,994
Net asset value per share	$12.67
Institutional Class
Net assets	$155,962,473
Shares outstanding	12,045,588
Net asset value per share	$12.95
Institutional 2 Class
Net assets	$72,299,311
Shares outstanding	5,599,049
Net asset value per share	$12.91
Institutional 3 Class
Net assets	$9,462,000
Shares outstanding	759,922
Net asset value per share	$12.45
Class R
Net assets	$7,132,305
Shares outstanding	554,308
Net asset value per share	$12.87
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Global Value Fund | Annual Report 2022

Statement of Operations
Year Ended February 28, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$27,945,380
Dividends — affiliated issuers	6,092
Foreign taxes withheld	(1,180,479)
Total income	26,770,993
Expenses:
Management services fees	7,076,763
Distribution and/or service fees
Class A	1,877,322
Class C	136,108
Class R	41,724
Transfer agent fees
Class A	905,556
Advisor Class	6,960
Class C	16,431
Institutional Class	194,097
Institutional 2 Class	39,757
Institutional 3 Class	927
Class R	10,070
Compensation of board members	69,797
Custodian fees	65,347
Printing and postage fees	75,009
Registration fees	120,337
Audit fees	50,469
Legal fees	21,495
Interest on collateral	88
Compensation of chief compliance officer	152
Other	23,209
Total expenses	10,731,618
Expense reduction	(6,353)
Total net expenses	10,725,265
Net investment income	16,045,728
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	83,438,935
Investments — affiliated issuers	(1,372)
Foreign currency translations	(61,153)
Forward foreign currency exchange contracts	873,645
Options contracts written	496,511
Net realized gain	84,746,566
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	14,275,599
Investments — affiliated issuers	(459)
Foreign currency translations	(56,995)
Forward foreign currency exchange contracts	(56,073)
Options contracts written	(43,054)
Net change in unrealized appreciation (depreciation)	14,119,018
Net realized and unrealized gain	98,865,584
Net increase in net assets resulting from operations	$114,911,312
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Value Fund | Annual Report 2022	13

Statement of Changes in Net Assets
	Year Ended February 28, 2022	Year Ended February 28, 2021
Operations
Net investment income	$16,045,728	$12,463,810
Net realized gain	84,746,566	68,716,619
Net change in unrealized appreciation (depreciation)	14,119,018	71,746,237
Net increase in net assets resulting from operations	114,911,312	152,926,666
Distributions to shareholders
Net investment income and net realized gains
Class A	(81,232,263)	(55,032,370)
Advisor Class	(633,869)	(318,588)
Class C	(1,386,628)	(868,529)
Institutional Class	(17,775,009)	(10,300,827)
Institutional 2 Class	(8,001,138)	(2,757,764)
Institutional 3 Class	(1,020,438)	(386,964)
Class R	(894,905)	(376,770)
Total distributions to shareholders	(110,944,250)	(70,041,812)
Increase in net assets from capital stock activity	26,543,451	193,626,477
Total increase in net assets	30,510,513	276,511,331
Net assets at beginning of year	944,197,993	667,686,662
Net assets at end of year	$974,708,506	$944,197,993
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Global Value Fund | Annual Report 2022

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2022		February 28, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,347,530	18,331,729	1,090,903	13,003,072
Fund reorganization	—	—	9,003,139	100,683,384
Distributions reinvested	5,685,027	75,872,270	4,401,168	51,191,820
Redemptions	(6,099,044)	(83,270,532)	(8,383,338)	(97,149,931)
Net increase	933,513	10,933,467	6,111,872	67,728,345
Advisor Class
Subscriptions	236,921	3,233,007	74,218	887,392
Fund reorganization	—	—	307,950	3,488,673
Distributions reinvested	38,492	516,791	24,503	290,651
Redemptions	(81,795)	(1,113,927)	(221,864)	(2,571,272)
Net increase	193,618	2,635,871	184,807	2,095,444
Class C
Subscriptions	56,966	762,318	58,210	673,767
Fund reorganization	—	—	1,440,436	15,755,627
Distributions reinvested	105,312	1,383,420	70,887	854,469
Redemptions	(394,505)	(5,323,836)	(741,236)	(8,889,553)
Net increase (decrease)	(232,227)	(3,178,098)	828,297	8,394,310
Institutional Class
Subscriptions	1,271,495	17,347,950	1,093,193	13,373,594
Fund reorganization	—	—	5,333,384	60,354,213
Distributions reinvested	1,203,185	16,093,539	768,630	9,067,130
Redemptions	(1,972,965)	(26,981,639)	(3,060,783)	(35,891,920)
Net increase	501,715	6,459,850	4,134,424	46,903,017
Institutional 2 Class
Subscriptions	849,645	11,595,971	4,351,228	50,763,383
Fund reorganization	—	—	1,285,313	14,496,296
Distributions reinvested	595,599	7,939,385	219,958	2,741,159
Redemptions	(768,848)	(10,516,857)	(1,018,680)	(11,989,323)
Net increase	676,396	9,018,499	4,837,819	56,011,515
Institutional 3 Class
Subscriptions	313,137	4,125,712	148,522	1,754,855
Fund reorganization	—	—	705,797	7,754,798
Distributions reinvested	79,198	1,019,983	32,461	386,709
Redemptions	(280,170)	(3,706,710)	(309,052)	(3,538,600)
Net increase	112,165	1,438,985	577,728	6,357,762
Class R
Subscriptions	196,910	2,689,995	99,370	1,205,723
Fund reorganization	—	—	712,452	8,153,097
Distributions reinvested	66,898	891,234	30,377	373,699
Redemptions	(319,417)	(4,346,352)	(298,481)	(3,596,435)
Net increase (decrease)	(55,609)	(765,123)	543,718	6,136,084
Total net increase	2,129,571	26,543,451	17,218,665	193,626,477
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Value Fund | Annual Report 2022	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2022	$12.87	0.21	1.35	1.56	(0.33)	(1.19)	(1.52)
Year Ended 2/28/2021	$11.89	0.19	1.89	2.08	(0.20)	(0.90)	(1.10)
Year Ended 2/29/2020	$13.00	0.29	(0.18)	0.11	(0.27)	(0.95)	(1.22)
Year Ended 2/28/2019	$14.20	0.22	(0.22)	0.00(e)	(0.17)	(1.03)	(1.20)
Year Ended 2/28/2018	$12.29	0.19	1.96	2.15	(0.24)	—	(0.24)
Advisor Class
Year Ended 2/28/2022	$12.95	0.24	1.37	1.61	(0.37)	(1.19)	(1.56)
Year Ended 2/28/2021	$11.96	0.20	1.92	2.12	(0.23)	(0.90)	(1.13)
Year Ended 2/29/2020	$13.07	0.32	(0.18)	0.14	(0.30)	(0.95)	(1.25)
Year Ended 2/28/2019	$14.26	0.24	(0.20)	0.04	(0.20)	(1.03)	(1.23)
Year Ended 2/28/2018	$12.35	0.19	1.99	2.18	(0.27)	—	(0.27)
Class C
Year Ended 2/28/2022	$12.66	0.11	1.32	1.43	(0.23)	(1.19)	(1.42)
Year Ended 2/28/2021	$11.70	0.06	1.91	1.97	(0.11)	(0.90)	(1.01)
Year Ended 2/29/2020	$12.81	0.19	(0.18)	0.01	(0.17)	(0.95)	(1.12)
Year Ended 2/28/2019	$14.04	0.16	(0.27)	(0.11)	(0.09)	(1.03)	(1.12)
Year Ended 2/28/2018	$12.16	0.09	1.93	2.02	(0.14)	—	(0.14)
Institutional Class
Year Ended 2/28/2022	$12.90	0.24	1.37	1.61	(0.37)	(1.19)	(1.56)
Year Ended 2/28/2021	$11.92	0.21	1.90	2.11	(0.23)	(0.90)	(1.13)
Year Ended 2/29/2020	$13.03	0.32	(0.18)	0.14	(0.30)	(0.95)	(1.25)
Year Ended 2/28/2019	$14.22	0.25	(0.21)	0.04	(0.20)	(1.03)	(1.23)
Year Ended 2/28/2018	$12.31	0.22	1.96	2.18	(0.27)	—	(0.27)
Institutional 2 Class
Year Ended 2/28/2022	$12.87	0.25	1.36	1.61	(0.38)	(1.19)	(1.57)
Year Ended 2/28/2021	$11.89	0.19	1.93	2.12	(0.24)	(0.90)	(1.14)
Year Ended 2/29/2020	$13.00	0.32	(0.17)	0.15	(0.31)	(0.95)	(1.26)
Year Ended 2/28/2019	$14.19	0.25	(0.21)	0.04	(0.20)	(1.03)	(1.23)
Year Ended 2/28/2018	$12.29	0.22	1.96	2.18	(0.28)	—	(0.28)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Global Value Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2022	$12.91	12.13%	1.11%(c)	1.11%(c),(d)	1.52%	48%	$710,822
Year Ended 2/28/2021	$12.87	18.84%	1.15%(c)	1.15%(c),(d)	1.61%	70%	$696,568
Year Ended 2/29/2020	$11.89	0.36%	1.13%(c)	1.13%(c),(d)	2.20%	37%	$570,739
Year Ended 2/28/2019	$13.00	0.40%	1.15%(c)	1.15%(c),(d)	1.62%	33%	$645,363
Year Ended 2/28/2018	$14.20	17.59%	1.15%	1.15%(d)	1.40%	32%	$710,292
Advisor Class
Year Ended 2/28/2022	$13.00	12.44%	0.83%(c)	0.83%(c),(d)	1.77%	48%	$7,474
Year Ended 2/28/2021	$12.95	19.14%	0.90%(c)	0.90%(c),(d)	1.72%	70%	$4,937
Year Ended 2/29/2020	$11.96	0.61%	0.88%(c)	0.88%(c),(d)	2.44%	37%	$2,349
Year Ended 2/28/2019	$13.07	0.66%	0.90%(c)	0.90%(c),(d)	1.77%	33%	$1,856
Year Ended 2/28/2018	$14.26	17.79%	0.90%	0.90%(d)	1.36%	32%	$688
Class C
Year Ended 2/28/2022	$12.67	11.24%	1.85%(c)	1.85%(c),(d)	0.82%	48%	$11,556
Year Ended 2/28/2021	$12.66	18.01%	1.90%(c)	1.90%(c),(d)	0.54%	70%	$14,480
Year Ended 2/29/2020	$11.70	(0.39%)	1.89%(c)	1.89%(c),(d)	1.46%	37%	$3,696
Year Ended 2/28/2019	$12.81	(0.39%)	1.89%(c)	1.89%(c),(d)	1.17%	33%	$5,573
Year Ended 2/28/2018	$14.04	16.67%	1.90%	1.90%(d)	0.68%	32%	$19,715
Institutional Class
Year Ended 2/28/2022	$12.95	12.47%	0.85%(c)	0.85%(c),(d)	1.77%	48%	$155,962
Year Ended 2/28/2021	$12.90	19.11%	0.90%(c)	0.90%(c),(d)	1.78%	70%	$148,950
Year Ended 2/29/2020	$11.92	0.61%	0.88%(c)	0.88%(c),(d)	2.45%	37%	$88,301
Year Ended 2/28/2019	$13.03	0.66%	0.90%(c)	0.90%(c),(d)	1.87%	33%	$99,972
Year Ended 2/28/2018	$14.22	17.84%	0.90%	0.90%(d)	1.64%	32%	$108,444
Institutional 2 Class
Year Ended 2/28/2022	$12.91	12.48%	0.79%(c)	0.79%(c)	1.81%	48%	$72,299
Year Ended 2/28/2021	$12.87	19.26%	0.84%(c)	0.84%(c)	1.55%	70%	$63,366
Year Ended 2/29/2020	$11.89	0.68%	0.81%(c)	0.81%(c)	2.48%	37%	$1,008
Year Ended 2/28/2019	$13.00	0.72%	0.83%(c)	0.83%(c)	1.86%	33%	$626
Year Ended 2/28/2018	$14.19	17.90%	0.83%	0.83%	1.65%	32%	$411
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Value Fund | Annual Report 2022	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 2/28/2022	$12.46	0.25	1.32	1.57	(0.39)	(1.19)	(1.58)
Year Ended 2/28/2021	$11.55	0.19	1.87	2.06	(0.25)	(0.90)	(1.15)
Year Ended 2/29/2020	$12.66	0.32	(0.16)	0.16	(0.32)	(0.95)	(1.27)
Year Ended 2/28/2019	$13.85	0.25	(0.20)	0.05	(0.21)	(1.03)	(1.24)
Year Ended 2/28/2018	$12.00	0.17	1.97	2.14	(0.29)	—	(0.29)
Class R
Year Ended 2/28/2022	$12.83	0.18	1.35	1.53	(0.30)	(1.19)	(1.49)
Year Ended 2/28/2021	$11.85	0.13	1.92	2.05	(0.17)	(0.90)	(1.07)
Year Ended 2/29/2020	$12.96	0.26	(0.18)	0.08	(0.24)	(0.95)	(1.19)
Year Ended 2/28/2019	$14.17	0.18	(0.22)	(0.04)	(0.14)	(1.03)	(1.17)
Year Ended 2/28/2018	$12.27	0.15	1.95	2.10	(0.20)	—	(0.20)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Global Value Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 2/28/2022	$12.45	12.59%	0.70%(c)	0.70%(c)	1.90%	48%	$9,462
Year Ended 2/28/2021	$12.46	19.29%	0.78%(c)	0.78%(c)	1.65%	70%	$8,071
Year Ended 2/29/2020	$11.55	0.75%	0.77%(c)	0.77%(c)	2.56%	37%	$809
Year Ended 2/28/2019	$12.66	0.78%	0.78%(c)	0.78%(c)	1.96%	33%	$578
Year Ended 2/28/2018	$13.85	17.96%	0.78%	0.78%	1.26%	32%	$361
Class R
Year Ended 2/28/2022	$12.87	11.92%	1.32%(c)	1.32%(c),(d)	1.34%	48%	$7,132
Year Ended 2/28/2021	$12.83	18.59%	1.40%(c)	1.40%(c),(d)	1.08%	70%	$7,825
Year Ended 2/29/2020	$11.85	0.11%	1.38%(c)	1.38%(c),(d)	1.96%	37%	$784
Year Ended 2/28/2019	$12.96	0.14%	1.40%(c)	1.40%(c),(d)	1.37%	33%	$1,187
Year Ended 2/28/2018	$14.17	17.25%	1.40%	1.40%(d)	1.13%	32%	$1,150
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Value Fund | Annual Report 2022	19

Notes to Financial Statements
February 28, 2022
Note 1. Organization
Columbia Global Value Fund (formerly known as Columbia Global Equity Value Fund) (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective June 9, 2021, Columbia Global Equity Value Fund was renamed Columbia Global Value Fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
20	Columbia Global Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty
Columbia Global Value Fund | Annual Report 2022	21

Notes to Financial Statements  (continued)
February 28, 2022
(CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark. These instruments may be used for other purposes in future periods. The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
22	Columbia Global Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund has written option contracts to decrease the Fund’s exposure to equity market risk and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2022:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	404,063

Columbia Global Value Fund | Annual Report 2022	23

Notes to Financial Statements  (continued)
February 28, 2022
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Options contracts written, at value	93,500
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	118,934
Total		212,434
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Options contracts written ($)	Total ($)
Equity risk	—	496,511	496,511
Foreign exchange risk	873,645	—	873,645
Total	873,645	496,511	1,370,156

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Options contracts written ($)	Total ($)
Equity risk	—	(43,054)	(43,054)
Foreign exchange risk	(56,073)	—	(56,073)
Total	(56,073)	(43,054)	(99,127)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2022:
Derivative instrument	Average value ($)*
Options contracts — written	(29,067)

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	162,423	(446,362)

*	Based on the ending quarterly outstanding amounts for the year ended February 28, 2022.
24	Columbia Global Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 28, 2022:
Morgan Stanley ($)
Assets
Forward foreign currency exchange contracts	404,063
Liabilities
Forward foreign currency exchange contracts	118,934
Options contracts written	93,500
Total liabilities	212,434
Total financial and derivative net assets	191,629
Total collateral received (pledged) (a)	60,000
Net amount (b)	131,629

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Global Value Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
February 28, 2022
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2022 was 0.69% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
26	Columbia Global Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended February 28, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.12
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2022, these minimum account balance fees reduced total expenses of the Fund by $6,353.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
Columbia Global Value Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
February 28, 2022
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $836,000 for Class C shares. This amount is based on the most recent information available as of December 31, 2021, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended February 28, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	127,602
Class C	—	1.00(b)	277

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	July 1, 2021 through June 30, 2022	Prior to July 1, 2021
Class A	1.15%	1.20%
Advisor Class	0.90	0.95
Class C	1.90	1.95
Institutional Class	0.90	0.95
Institutional 2 Class	0.83	0.87
Institutional 3 Class	0.78	0.82
Class R	1.40	1.45
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
28	Columbia Global Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
At February 28, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, capital loss carryforward, re-characterization of distributions for investments, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
1,538,820	(1,538,820)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2022			Year Ended February 28, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
29,704,924	81,239,326	110,944,250	13,187,407	56,854,405	70,041,812
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
16,650,711	29,280,247	(52,761,717)	129,467,694
At February 28, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
844,145,203	182,628,279	(53,160,585)	129,467,694
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at February 28, 2022, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended February 28, 2022, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(7,307,726)	(45,453,991)	(52,761,717)	873,936
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Global Value Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
February 28, 2022
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $474,649,889 and $548,382,748, respectively, for the year ended February 28, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended February 28, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended February 28, 2022.
Note 9. Fund reorganization
At the close of business on July 10, 2020 and August 7, 2020, the Fund acquired the assets and assumed the identified liabilities of Columbia Global Infrastructure Fund and Columbia Global Energy and Natural Resources Fund (the Acquired Funds), series of Columbia Funds Series Trust II and Columbia Funds Series Trust I, respectively. The reorganization was
30	Columbia Global Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
completed after shareholders of the Acquired Funds approved a plan of reorganization at a meeting held on June 30, 2020.The purpose of the transaction was to combine three funds managed by the Investment Manager with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization on July 10, 2020 were $615,252,452 and the combined net assets immediately after the reorganization were $727,743,418. The aggregate net assets of the Fund immediately before the reorganization on August 7, 2020 were $750,484,388 and the combined net assets immediately after the reorganization were $848,679,510.
The reorganization was accomplished by a tax-free exchange of 9,554,779 shares of Columbia Global Infrastructure Fund (Acquired Fund) valued at $112,490,966 (including $21,601,537 of unrealized appreciation/(depreciation)) and 7,325,131 shares of Columbia Global Energy and Natural Resources Fund (Acquired Fund) valued at $98,195,122 (including $(13,226,804) of unrealized appreciation/(depreciation).
In exchange for the Acquired Funds’ shares, the Fund issued the following number of shares:
Shares
Class A	9,003,139
Advisor Class	307,950
Class C	1,440,436
Institutional Class	5,333,384
Institutional 2 Class	1,285,313
Institutional 3 Class	705,797
Class R	712,452
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Funds’ cost of investments was carried forward.
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on March 1, 2020, the Fund’s pro-forma results of operations for the year ended February 28, 2021 would have been approximately:
($)
Net investment income	16,471,000
Net realized gain	51,882,000
Net change in unrealized appreciation/(depreciation)	71,377,000
Net increase in net assets from operations	139,730,000
Note 10. Significant risks
Financial sector risk
The Fund is more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are
Columbia Global Value Fund | Annual Report 2022	31

Notes to Financial Statements  (continued)
February 28, 2022
subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock and commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have a severe adverse impact on regional and/or global securities and commodities markets, including markets for oil and natural gas. These and other related events could have a negative impact on Fund performance and the value of an investment in the Fund.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
32	Columbia Global Value Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
Shareholder concentration risk
At February 28, 2022, affiliated shareholders of record owned 39.3% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. There were no items requiring adjustment of the financial statements and, other than as noted below, no items requiring additional disclosure.
On February 24, 2022, Russia began a large-scale invasion of Ukraine, and economic sanctions against Russia swiftly followed. Following regulatory concerns regarding these economic sanctions, a number of market exchanges halted trading in the stocks of Russia-based companies listed on their exchange. These and other related events could have a negative impact on Fund performance and the value of an investment in the Fund. Since the invasion, the value and liquidity of securities with exposure in Russia, Ukraine and Belarus have experienced significant declines.  At February 28, 2022, securities with exposure in these countries represented 0.1% of the Fund’s net assets. Effective March 3, 2022, the value of all equity securities with exposure in these countries represents their fair value as determined in good faith under procedures approved by the Board of Trustees.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Global Value Fund | Annual Report 2022	33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Global Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Global Value Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the five years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34	Columbia Global Value Fund | Annual Report 2022

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
68.69%	36.59%	$62,422,095
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	177	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Global Value Fund | Annual Report 2022	35

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	177	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	177	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	175	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	175	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
36	Columbia Global Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	175	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	177	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	177	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	177	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	175	None
Columbia Global Value Fund | Annual Report 2022	37

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	175	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	177	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	177	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
38	Columbia Global Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	175	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	177	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	177	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Global Value Fund | Annual Report 2022	39

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
40	Columbia Global Value Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Global Value Fund | Annual Report 2022	41

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Global Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN145_02_M01_(04/22)

Annual Report
February 28, 2022
Columbia Overseas Core Fund
Not Federally Insured • No Financial Institution Guarantee • May Lose Value

If you elect to receive the shareholder report for Columbia Overseas Core Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Overseas Core Fund  |  Annual Report 2022

Fund at a Glance
Investment objective
The Fund seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Fred Copper, CFA
Co-Portfolio Manager
Managed Fund since 2018
Daisuke Nomoto, CMA (SAAJ)
Co-Portfolio Manager
Managed Fund since 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2022 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended February 28, 2022)
		Inception	1 Year	Life
Class A	Excluding sales charges	03/05/18	1.38	4.24
	Including sales charges		-4.41	2.70
Advisor Class		03/05/18	1.64	4.50
Class C	Excluding sales charges	03/05/18	0.60	3.46
	Including sales charges		-0.34	3.46
Institutional Class		03/05/18	1.73	4.52
Institutional 2 Class		03/05/18	1.81	4.60
Institutional 3 Class		03/05/18	1.78	4.67
Class R		03/05/18	1.18	3.98
MSCI EAFE Index (Net)			2.83	4.67
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Fund performance may be significantly negatively impacted by the economic impact of the COVID-19 pandemic. The COVID-19 pandemic has adversely impacted economies and capital markets around the world in ways that will likely continue and may change in unforeseen ways for an indeterminate period. The COVID-19 pandemic may exacerbate pre-existing political, social and economic risks in certain countries and globally.
Columbia Overseas Core Fund | Annual Report 2022	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (March 5, 2018 — February 28, 2022)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Overseas Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Equity sector breakdown (%) (at February 28, 2022)
Communication Services	8.3
Consumer Discretionary	10.1
Consumer Staples	10.4
Energy	8.0
Financials	12.6
Health Care	10.9
Industrials	15.2
Information Technology	12.7
Materials	7.8
Real Estate	2.6
Utilities	1.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Country breakdown (%) (at February 28, 2022)
Australia	2.6
Austria	0.4
Canada	6.1
China	1.5
Denmark	0.8
Finland	1.8
France	4.7
Germany	6.5
Hong Kong	1.5
Ireland	1.6
Israel	1.3
Country breakdown (%) (at February 28, 2022)
Japan	22.3
Netherlands	4.9
Norway	2.4
Pakistan	0.2
Russian Federation	0.1
Singapore	1.9
South Africa	0.6
South Korea	2.6
Spain	0.9
Sweden	2.4
Switzerland	4.7
Taiwan	4.9
United Kingdom	18.1
United States(a)	5.2
Total	100.0

(a)	Includes investments in Money Market Funds and Exchange-Traded Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments, excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

4	Columbia Overseas Core Fund | Annual Report 2022

Manager Discussion of Fund Performance
At February 28, 2022, approximately 84.30% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended February 28, 2022, Class A shares of Columbia Overseas Core Fund returned 1.38% excluding sales charges. The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned 2.83% for the same time period.
Market overview
International equity markets delivered positive results during the 12-month period, with the broad developed-market MSCI EAFE Index (Net) finishing up more than 2% in U.S. dollar terms.  Most of the upside came during the first half of the period, as the gradual, though globally uneven, re-opening of the world economy continued to boost sentiment, activity and stock prices.  Positive momentum – which also was driven to some degree by highly speculative behavior among retail investors – stalled somewhat midway through the period, triggered largely by more hawkish policy expectations from the U.S. Federal Reserve in June that weighed on cyclical parts of the market.  Concerns over the emergence of the Delta and Omicron COVID-19 variants added to market choppiness, as did worries over strained U.S.-China trade relations.  Problems in China’s property sector added to global equity market consternation, most notably symbolized by the credit crisis at Evergrande, a systemically important property developer in China with significant amounts of outstanding debt.  Additional headwinds included inflation, which reached almost 7% in the U.S. and caused a further hawkish turn as the Federal Reserve announced a plan to taper the pace of quantitative easing and signaled three interest rate hikes in 2022.  Central banks in other parts of the world tightened monetary policy as well, particularly in emerging markets. Of significance, tensions between Russia and Ukraine near the end of the period roiled global markets and drove significant sell-offs.
The Fund’s notable detractors during the period
•	The Fund’s underperformance of its benchmark during the period was caused primarily by adverse stock selection, particularly within the health care and consumer discretionary sectors.
•	Individual holdings that lagged in absolute and relative terms included Sberbank of Russia PJSC (Russia), TP Icap Group PLC (U.K.), Nihon M&A Center Holdings, Inc. (Japan), Tencent Holdings Ltd. (China) and Ship Healthcare Holdings, Inc. (Japan).
•	From a geographical perspective, the Fund’s stock selection within the United Kingdom and France detracted, as did an overweight to South Korea.
The Fund’s notable contributors during the period
•	Relative to the benchmark, the Fund’s security selection in the communication services, consumer staples and real estate sectors helped results.
•	Individual top contributors to relative results included Fubon Financial Holding Co., Ltd. (Taiwan), Parade Technologies, Ltd. (Taiwan), Cameco Corp. (Canada), Samhallsbyggnadsbolaget i Norden AB (Sweden) and BayCurrent Consulting, Inc. (Japan).
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different financial and accounting standards. Risks are enhanced for emerging market issuers. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth.  Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. See the Fund’s prospectus for more information on these and other risks.
Columbia Overseas Core Fund | Annual Report 2022	5

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Overseas Core Fund | Annual Report 2022

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
September 1, 2021 — February 28, 2022
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	919.80	1,018.74	5.81	6.11	1.22
Advisor Class	1,000.00	1,000.00	921.00	1,019.98	4.62	4.86	0.97
Class C	1,000.00	1,000.00	915.80	1,015.03	9.36	9.84	1.97
Institutional Class	1,000.00	1,000.00	921.10	1,019.98	4.62	4.86	0.97
Institutional 2 Class	1,000.00	1,000.00	921.70	1,020.33	4.29	4.51	0.90
Institutional 3 Class	1,000.00	1,000.00	921.40	1,020.58	4.05	4.26	0.85
Class R	1,000.00	1,000.00	918.20	1,017.50	6.99	7.35	1.47
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Overseas Core Fund | Annual Report 2022	7

Portfolio of Investments
February 28, 2022
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.9%
Issuer	Shares	Value ($)
Australia 2.6%
Ansell Ltd.	400,578	7,505,941
Santos Ltd.	3,450,937	18,379,142
Total		25,885,083
Austria 0.4%
S&T AG	267,391	4,194,483
Canada 6.1%
Alimentation Couche-Tard, Inc.	545,846	21,424,725
Cameco Corp.(a)	663,630	16,312,025
West Fraser Timber Co., Ltd.	74,338	7,420,311
Yamana Gold, Inc.	3,178,757	15,575,909
Total		60,732,970
China 1.4%
JD.com, Inc., Class A(b)	7,553	269,767
Li Ning Co., Ltd.	521,000	5,203,830
Tencent Holdings Ltd.	167,600	9,043,918
Total		14,517,515
Denmark 0.8%
Novo Nordisk A/S, Class B	80,723	8,353,496
Finland 1.8%
UPM-Kymmene OYJ	472,035	16,310,332
Valmet OYJ	58,312	2,022,672
Total		18,333,004
France 4.7%
AtoS	104,058	3,697,016
Capgemini SE	23,523	4,924,061
DBV Technologies SA, ADR(b)	181,939	243,798
Eiffage SA	185,151	18,860,225
Societe Generale SA	136,988	3,873,685
TotalEnergies SE	240,513	12,252,997
Worldline SA(b)	55,319	2,820,895
Total		46,672,677
Common Stocks (continued)
Issuer	Shares	Value ($)
Germany 5.7%
Aroundtown SA	1,387,481	8,555,408
Covestro AG	176,810	9,350,727
Duerr AG	188,310	6,781,779
E.ON SE	1,040,686	14,154,944
KION Group AG	138,015	11,064,149
TeamViewer AG(b)	426,460	6,805,531
Total		56,712,538
Hong Kong 1.4%
Hong Kong Exchanges and Clearing Ltd.	194,500	9,424,824
WH Group Ltd.	7,438,902	5,195,151
Total		14,619,975
Ireland 1.6%
Amarin Corp. PLC, ADR(b)	123,067	407,352
Flutter Entertainment PLC(b)	109,335	15,745,131
Total		16,152,483
Israel 1.3%
Bank Hapoalim BM	548,224	5,810,349
Check Point Software Technologies Ltd.(b)	51,091	7,402,064
Total		13,212,413
Japan 22.2%
Amano Corp.	353,000	6,920,393
BayCurrent Consulting, Inc.	27,900	11,157,030
COMSYS Holdings Corp.	476,900	11,532,445
ExaWizards, Inc.(b)	265,300	1,513,824
Invincible Investment Corp.	21,293	7,301,992
ITOCHU Corp.	666,600	21,723,565
JustSystems Corp.	120,600	5,867,831
Kinden Corp.	366,200	5,193,676
Koito Manufacturing Co., Ltd.	216,700	11,208,350
MatsukiyoCocokara & Co.	412,000	15,883,503
Meitec Corp.	98,200	5,795,306
Money Forward, Inc.(b)	54,000	2,404,737
Net Protections Holdings, Inc.(b)	196,300	959,602
Nihon M&A Center Holdings, Inc.	559,100	8,269,686
Nippon Telegraph & Telephone Corp.	195,100	5,607,348
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Overseas Core Fund | Annual Report 2022

Portfolio of Investments  (continued)
February 28, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
ORIX Corp.	812,700	16,110,261
Round One Corp.	768,400	8,632,502
Shionogi & Co., Ltd.	153,600	10,213,233
Ship Healthcare Holdings, Inc.	563,000	11,206,804
SoftBank Group Corp.	85,000	3,814,462
Sony Group Corp.	205,400	20,986,170
Takeda Pharmaceutical Co., Ltd.	506,677	15,448,739
Takuma Co., Ltd.	403,700	5,130,533
Uchida Yoko Co., Ltd.	113,700	4,723,122
ValueCommerce Co., Ltd.	150,200	4,700,742
Total		222,305,856
Netherlands 4.9%
ABN AMRO Bank NV	730,002	9,714,300
ASR Nederland NV	267,660	11,568,529
ING Groep NV	1,128,788	13,182,555
Signify NV	288,930	14,779,867
Total		49,245,251
Norway 2.4%
SalMar ASA	197,058	14,478,706
Yara International ASA	195,517	9,957,663
Total		24,436,369
Pakistan 0.2%
Lucky Cement Ltd.(b)	482,603	1,766,558
Russian Federation 0.1%
Lukoil PJSC, ADR	33,398	626,442
Singapore 1.9%
BW LPG Ltd.	778,539	4,639,479
Venture Corp., Ltd.	1,075,100	14,024,035
Total		18,663,514
South Africa 0.6%
Impala Platinum Holdings Ltd.	300,545	5,732,712
South Korea 2.6%
Hyundai Home Shopping Network Corp.	72,150	3,508,197
Samsung Electronics Co., Ltd.	239,707	14,443,162
Youngone Corp.	221,605	7,881,141
Total		25,832,500
Common Stocks (continued)
Issuer	Shares	Value ($)
Spain 0.9%
ACS Actividades de Construccion y Servicios SA	288,887	7,020,125
Tecnicas Reunidas SA(b)	259,992	2,125,341
Total		9,145,466
Sweden 2.4%
Granges AB	456,464	4,879,486
Samhallsbyggnadsbolaget i Norden AB	2,161,876	9,992,906
Sandvik AB	264,044	5,690,817
Stillfront Group AB(b)	996,500	3,242,682
Total		23,805,891
Switzerland 4.7%
Landis+Gyr Group AG(b)	120,238	7,854,123
Nestlé SA, Registered Shares	85,977	11,202,437
Roche Holding AG, Genusschein Shares	37,659	14,262,730
UBS AG	750,211	13,801,459
Total		47,120,749
Taiwan 4.9%
Fubon Financial Holding Co., Ltd.	7,393,500	19,962,931
Parade Technologies Ltd.	260,000	17,950,840
Tripod Technology Corp.	2,391,000	10,962,357
Total		48,876,128
United Kingdom 18.1%
AstraZeneca PLC, ADR	563,967	34,334,311
British American Tobacco PLC	471,027	20,643,659
BT Group PLC	1,648,405	4,112,927
Crest Nicholson Holdings PLC	1,026,664	4,213,696
DCC PLC	200,126	15,704,582
JD Sports Fashion PLC	6,655,651	13,388,771
John Wood Group PLC(b)	1,097,641	2,662,391
Just Group PLC(b)	3,786,767	4,251,525
Liberty Global PLC, Class C(b)	764,502	19,777,667
Shell PLC	840,387	22,161,676
TP Icap Group PLC	4,785,392	7,697,104
Vodafone Group PLC	14,310,565	25,191,447
WPP PLC	472,165	6,640,948
Total		180,780,704

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Core Fund | Annual Report 2022	9

Portfolio of Investments  (continued)
February 28, 2022
Common Stocks (continued)
Issuer	Shares	Value ($)
United States 4.2%
ACADIA Pharmaceuticals, Inc.(b)	29,174	741,311
Aerie Pharmaceuticals, Inc.(b)	127,727	1,060,134
Broadcom, Inc.	14,806	8,697,637
Burford Capital Ltd.	836,923	8,168,369
Insmed, Inc.(b)	101,492	2,425,659
Livent Corp.(b)	243,344	5,730,751
Primo Water Corp.	935,928	13,608,393
Quotient Ltd.(b)	379,833	531,766
Sage Therapeutics, Inc.(b)	35,158	1,278,696
Total		42,242,716
Total Common Stocks (Cost $921,335,825)		979,967,493

Exchange-Traded Equity Funds 0.6%
	Shares	Value ($)
United States 0.6%
iShares MSCI EAFE ETF	77,470	5,672,353
Total Exchange-Traded Equity Funds (Cost $5,747,662)		5,672,353
Preferred Stocks 0.9%
Issuer	Shares	Value ($)
Germany 0.9%
Porsche Automobil Holding SE	85,924	8,575,935
Total Preferred Stocks (Cost $8,125,110)		8,575,935

Rights 0.0%
Issuer	Shares	Value ($)
Sweden 0.0%
Stillfront Group AB(b)	996,500	436,269
Total Rights (Cost $—)		436,269

Money Market Funds 0.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.168%(c),(d)	3,956,696	3,955,509
Total Money Market Funds (Cost $3,955,504)		3,955,509
Total Investments in Securities (Cost $939,164,101)		998,607,559
Other Assets & Liabilities, Net		1,962,652
Net Assets		$1,000,570,211

At February 28, 2022, securities and/or cash totaling $8,155,644 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
42,488,000 CAD	33,523,808 USD	Morgan Stanley	04/07/2022	—	(2,323)
4,631,000 GBP	6,271,810 USD	Morgan Stanley	04/07/2022	57,545	—
1,328,043,000 JPY	11,441,553 USD	Morgan Stanley	04/07/2022	—	(120,229)
27,521,778,000 KRW	22,925,263 USD	Morgan Stanley	04/07/2022	49,381	—
92,188,000 NOK	10,380,210 USD	Morgan Stanley	04/07/2022	—	(73,919)
1,334,856,000 TWD	47,981,884 USD	Morgan Stanley	04/07/2022	292,255	—
27,222,414 USD	37,840,000 AUD	Morgan Stanley	04/07/2022	277,352	—
27,161,590 USD	25,065,000 CHF	Morgan Stanley	04/07/2022	216,538	—
10,464,178 USD	67,999,000 DKK	Morgan Stanley	04/07/2022	—	(196,702)
47,955,949 USD	42,051,000 EUR	Morgan Stanley	04/07/2022	—	(732,507)
3,046,602 USD	350,240,000 JPY	Morgan Stanley	04/07/2022	2,545	—
13,327,296 USD	123,628,000 SEK	Morgan Stanley	04/07/2022	—	(261,890)
Total				895,616	(1,387,570)

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Cameco Corp.	Morgan Stanley	USD	(8,155,644)	(3,318)	28.00	3/18/2022	(74,293)	(137,697)
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Overseas Core Fund | Annual Report 2022

Portfolio of Investments  (continued)
February 28, 2022
Notes to Portfolio of Investments
(a)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at February 28, 2022.
(d)	As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended February 28, 2022 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 0.168%
	1,195,509	350,747,798	(347,987,803)	5	3,955,509	(6,169)	4,840	3,956,696
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
SEK	Swedish Krona
TWD	New Taiwan Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Core Fund | Annual Report 2022	11

Portfolio of Investments  (continued)
February 28, 2022
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at February 28, 2022:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	25,885,083	—	25,885,083
Austria	—	4,194,483	—	4,194,483
Canada	60,732,970	—	—	60,732,970
China	—	14,517,515	—	14,517,515
Denmark	—	8,353,496	—	8,353,496
Finland	—	18,333,004	—	18,333,004
France	243,798	46,428,879	—	46,672,677
Germany	—	56,712,538	—	56,712,538
Hong Kong	—	14,619,975	—	14,619,975
Ireland	407,352	15,745,131	—	16,152,483
Israel	7,402,064	5,810,349	—	13,212,413
Japan	—	222,305,856	—	222,305,856
Netherlands	—	49,245,251	—	49,245,251
Norway	—	24,436,369	—	24,436,369
Pakistan	—	1,766,558	—	1,766,558
Russian Federation	—	626,442	—	626,442
Singapore	—	18,663,514	—	18,663,514
South Africa	—	5,732,712	—	5,732,712
South Korea	—	25,832,500	—	25,832,500
Spain	—	9,145,466	—	9,145,466
Sweden	—	23,805,891	—	23,805,891
Switzerland	—	47,120,749	—	47,120,749
Taiwan	—	48,876,128	—	48,876,128
United Kingdom	54,111,978	126,668,726	—	180,780,704
United States	42,242,716	—	—	42,242,716
Total Common Stocks	165,140,878	814,826,615	—	979,967,493
Exchange-Traded Equity Funds	5,672,353	—	—	5,672,353
Preferred Stocks
Germany	—	8,575,935	—	8,575,935
Total Preferred Stocks	—	8,575,935	—	8,575,935
Rights
Sweden	—	436,269	—	436,269
Total Rights	—	436,269	—	436,269
Money Market Funds	3,955,509	—	—	3,955,509
Total Investments in Securities	174,768,740	823,838,819	—	998,607,559
Investments in Derivatives
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Overseas Core Fund | Annual Report 2022

Portfolio of Investments  (continued)
February 28, 2022
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Asset
Forward Foreign Currency Exchange Contracts	—	895,616	—	895,616
Liability
Forward Foreign Currency Exchange Contracts	—	(1,387,570)	—	(1,387,570)
Options Contracts Written	(137,697)	—	—	(137,697)
Total	174,631,043	823,346,865	—	997,977,908
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Forward foreign currency exchange contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Core Fund | Annual Report 2022	13

Statement of Assets and Liabilities
February 28, 2022
Assets
Investments in securities, at value
Unaffiliated issuers (cost $935,208,597)	$994,652,050
Affiliated issuers (cost $3,955,504)	3,955,509
Unrealized appreciation on forward foreign currency exchange contracts	895,616
Receivable for:
Capital shares sold	264,348
Dividends	1,449,301
Foreign tax reclaims	1,390,417
Expense reimbursement due from Investment Manager	2,374
Prepaid expenses	10,801
Total assets	1,002,620,416
Liabilities
Option contracts written, at value (premiums received $74,293)	137,697
Unrealized depreciation on forward foreign currency exchange contracts	1,387,570
Payable for:
Capital shares purchased	289,994
Management services fees	69,433
Distribution and/or service fees	1,385
Transfer agent fees	35,061
Compensation of board members	82,578
Compensation of chief compliance officer	151
Other expenses	46,336
Total liabilities	2,050,205
Net assets applicable to outstanding capital stock	$1,000,570,211
Represented by
Paid in capital	944,101,941
Total distributable earnings (loss)	56,468,270
Total - representing net assets applicable to outstanding capital stock	$1,000,570,211
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Overseas Core Fund | Annual Report 2022

Statement of Assets and Liabilities  (continued)
February 28, 2022
Class A
Net assets	$55,723,178
Shares outstanding	5,447,041
Net asset value per share	$10.23
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.85
Advisor Class
Net assets	$262,274
Shares outstanding	25,638
Net asset value per share	$10.23
Class C
Net assets	$2,670,004
Shares outstanding	261,713
Net asset value per share	$10.20
Institutional Class
Net assets	$275,012,553
Shares outstanding	26,865,450
Net asset value per share	$10.24
Institutional 2 Class
Net assets	$453,605
Shares outstanding	44,270
Net asset value per share	$10.25
Institutional 3 Class
Net assets	$666,445,374
Shares outstanding	65,027,633
Net asset value per share	$10.25
Class R
Net assets	$3,223
Shares outstanding	315
Net asset value per share	$10.23
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Core Fund | Annual Report 2022	15

Statement of Operations
Year Ended February 28, 2022
Net investment income
Income:
Dividends — unaffiliated issuers	$29,429,501
Dividends — affiliated issuers	4,840
Foreign taxes withheld	(2,828,319)
Total income	26,606,022
Expenses:
Management services fees	8,289,849
Distribution and/or service fees
Class A	151,568
Class C	34,771
Class R	18
Transfer agent fees
Class A	81,998
Advisor Class	463
Class C	4,716
Institutional Class	326,153
Institutional 2 Class	336
Institutional 3 Class	36,688
Class R	4
Compensation of board members	35,635
Custodian fees	175,346
Printing and postage fees	15,498
Registration fees	107,559
Audit fees	59,914
Legal fees	20,628
Interest on collateral	194
Interest on interfund lending	152
Compensation of chief compliance officer	146
Other	58,381
Total expenses	9,400,017
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(469,589)
Fees waived by transfer agent
Institutional 2 Class	(32)
Expense reduction	(20)
Total net expenses	8,930,376
Net investment income	17,675,646
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	44,630,324
Investments — affiliated issuers	(6,169)
Foreign currency translations	(122,915)
Forward foreign currency exchange contracts	(2,751,970)
Futures contracts	323,286
Options purchased	(974,680)
Options contracts written	683,543
Net realized gain	41,781,419
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(48,632,149)
Investments — affiliated issuers	5
Foreign currency translations	(85,174)
Forward foreign currency exchange contracts	(691,180)
Options contracts written	(63,404)
Foreign capital gains tax	69,624
Net change in unrealized appreciation (depreciation)	(49,402,278)
Net realized and unrealized loss	(7,620,859)
Net increase in net assets resulting from operations	$10,054,787
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Overseas Core Fund | Annual Report 2022

Statement of Changes in Net Assets
	Year Ended February 28, 2022	Year Ended February 28, 2021
Operations
Net investment income	$17,675,646	$6,494,644
Net realized gain	41,781,419	39,172,387
Net change in unrealized appreciation (depreciation)	(49,402,278)	99,448,683
Net increase in net assets resulting from operations	10,054,787	145,115,714
Distributions to shareholders
Net investment income and net realized gains
Class A	(4,475,901)	(697,347)
Advisor Class	(24,634)	(5,801)
Class C	(210,035)	(37,622)
Institutional Class	(18,273,977)	(4,300,620)
Institutional 2 Class	(36,785)	(6,908)
Institutional 3 Class	(52,919,165)	(9,471,803)
Class R	(258)	(61)
Total distributions to shareholders	(75,940,755)	(14,520,162)
Increase in net assets from capital stock activity	233,287,464	450,615,065
Total increase in net assets	167,401,496	581,210,617
Net assets at beginning of year	833,168,715	251,958,098
Net assets at end of year	$1,000,570,211	$833,168,715
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Core Fund | Annual Report 2022	17

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	February 28, 2022		February 28, 2021
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	440,480	5,026,131	505,135	4,907,931
Fund reorganization	—	—	5,244,267	47,565,500
Distributions reinvested	401,739	4,394,805	65,281	686,492
Redemptions	(653,764)	(7,367,436)	(604,032)	(5,913,193)
Net increase	188,455	2,053,500	5,210,651	47,246,730
Advisor Class
Subscriptions	3,182	37,260	3,039	31,774
Fund reorganization	—	—	34,231	310,850
Distributions reinvested	2,074	22,784	503	5,298
Redemptions	(13,390)	(155,182)	(6,101)	(62,449)
Net increase (decrease)	(8,134)	(95,138)	31,672	285,473
Class C
Subscriptions	29,678	329,924	24,239	223,265
Fund reorganization	—	—	496,686	4,494,950
Distributions reinvested	17,841	196,304	3,412	35,812
Redemptions	(141,615)	(1,615,193)	(173,937)	(1,746,044)
Net increase (decrease)	(94,096)	(1,088,965)	350,400	3,007,983
Institutional Class
Subscriptions	7,846,015	85,315,544	3,830,505	34,744,213
Fund reorganization	—	—	3,249,695	29,507,828
Distributions reinvested	1,671,172	18,258,565	428,747	4,299,225
Redemptions	(2,459,012)	(28,436,361)	(2,362,212)	(22,189,481)
Net increase	7,058,175	75,137,748	5,146,735	46,361,785
Institutional 2 Class
Subscriptions	3,636	41,864	1,125	9,048
Fund reorganization	—	—	38,520	350,148
Distributions reinvested	3,340	36,506	652	6,829
Redemptions	(2,997)	(34,437)	(5,176)	(45,621)
Net increase	3,979	43,933	35,121	320,404
Institutional 3 Class
Subscriptions	14,220,931	160,654,936	23,898,660	232,633,202
Fund reorganization	—	—	18,411,922	167,546,823
Distributions reinvested	4,836,826	52,918,883	914,091	9,463,373
Redemptions	(4,967,797)	(56,337,433)	(5,559,827)	(56,236,531)
Net increase	14,089,960	157,236,386	37,664,846	353,406,867
Class R
Subscriptions	—	—	315	2,500
Redemptions	—	—	(2,100)	(16,677)
Net decrease	—	—	(1,785)	(14,177)
Total net increase	21,238,339	233,287,464	48,437,640	450,615,065
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Overseas Core Fund | Annual Report 2022

[THIS PAGE INTENTIONALLY LEFT BLANK]
Columbia Overseas Core Fund | Annual Report 2022	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 2/28/2022	$10.89	0.17	0.02(c)	0.19	(0.27)	(0.58)	(0.85)
Year Ended 2/28/2021	$8.99	0.06	2.06	2.12	(0.05)	(0.17)	(0.22)
Year Ended 2/29/2020	$9.36	0.09	(0.11)	(0.02)	(0.31)	(0.04)	(0.35)
Year Ended 2/28/2019(g)	$10.00	0.25	(0.81)	(0.56)	(0.08)	—	(0.08)
Advisor Class
Year Ended 2/28/2022	$10.89	0.21	0.01(c)	0.22	(0.30)	(0.58)	(0.88)
Year Ended 2/28/2021	$8.99	0.09	2.05	2.14	(0.07)	(0.17)	(0.24)
Year Ended 2/29/2020	$9.37	0.19	(0.19)	0.00	(0.34)	(0.04)	(0.38)
Year Ended 2/28/2019(g)	$10.00	0.28	(0.81)	(0.53)	(0.10)	—	(0.10)
Class C
Year Ended 2/28/2022	$10.86	0.09	0.02(c)	0.11	(0.19)	(0.58)	(0.77)
Year Ended 2/28/2021	$9.00	(0.01)	2.04	2.03	—	(0.17)	(0.17)
Year Ended 2/29/2020	$9.36	0.06	(0.15)	(0.09)	(0.23)	(0.04)	(0.27)
Year Ended 2/28/2019(g)	$10.00	0.18	(0.80)	(0.62)	(0.02)	—	(0.02)
Institutional Class
Year Ended 2/28/2022	$10.89	0.19	0.04(c)	0.23	(0.30)	(0.58)	(0.88)
Year Ended 2/28/2021	$9.00	0.13	2.00	2.13	(0.07)	(0.17)	(0.24)
Year Ended 2/29/2020	$9.37	0.19	(0.18)	0.01	(0.34)	(0.04)	(0.38)
Year Ended 2/28/2019(g)	$10.00	0.38	(0.91)	(0.53)	(0.10)	—	(0.10)
Institutional 2 Class
Year Ended 2/28/2022	$10.90	0.20	0.04(c)	0.24	(0.31)	(0.58)	(0.89)
Year Ended 2/28/2021	$9.00	0.10	2.05	2.15	(0.08)	(0.17)	(0.25)
Year Ended 2/29/2020	$9.38	0.19	(0.18)	0.01	(0.35)	(0.04)	(0.39)
Year Ended 2/28/2019(g)	$10.00	0.28	(0.81)	(0.53)	(0.09)	—	(0.09)
Institutional 3 Class
Year Ended 2/28/2022	$10.91	0.21	0.03(c)	0.24	(0.32)	(0.58)	(0.90)
Year Ended 2/28/2021	$9.00	0.12	2.05	2.17	(0.09)	(0.17)	(0.26)
Year Ended 2/29/2020	$9.38	0.21	(0.19)	0.02	(0.36)	(0.04)	(0.40)
Year Ended 2/28/2019(g)	$10.00	0.29	(0.81)	(0.52)	(0.10)	—	(0.10)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Overseas Core Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 2/28/2022	$10.23	1.38%	1.27%(d),(e)	1.22%(d),(e),(f)	1.47%	43%	$55,723
Year Ended 2/28/2021	$10.89	23.80%	1.33%(d),(e)	1.24%(d),(e),(f)	0.59%	39%	$57,243
Year Ended 2/29/2020	$8.99	(0.46%)	1.40%	1.26%	0.94%	48%	$431
Year Ended 2/28/2019(g)	$9.36	(5.55%)	1.65%(e),(h)	1.28%(e),(h)	2.64%(h)	71%	$30
Advisor Class
Year Ended 2/28/2022	$10.23	1.64%	1.02%(d),(e)	0.97%(d),(e),(f)	1.83%	43%	$262
Year Ended 2/28/2021	$10.89	24.07%	1.08%(d),(e)	0.99%(d),(e),(f)	0.91%	39%	$368
Year Ended 2/29/2020	$8.99	(0.30%)	1.15%	1.01%	1.98%	48%	$19
Year Ended 2/28/2019(g)	$9.37	(5.22%)	1.40%(e),(h)	1.03%(e),(h)	2.95%(h)	71%	$20
Class C
Year Ended 2/28/2022	$10.20	0.60%	2.02%(d),(e)	1.97%(d),(e),(f)	0.82%	43%	$2,670
Year Ended 2/28/2021	$10.86	22.80%	2.07%(d),(e)	1.99%(d),(e),(f)	(0.14%)	39%	$3,863
Year Ended 2/29/2020	$9.00	(1.17%)	2.15%	2.01%	0.63%	48%	$49
Year Ended 2/28/2019(g)	$9.36	(6.22%)	2.40%(e),(h)	2.03%(e),(h)	1.89%(h)	71%	$25
Institutional Class
Year Ended 2/28/2022	$10.24	1.73%	1.02%(d),(e)	0.97%(d),(e),(f)	1.68%	43%	$275,013
Year Ended 2/28/2021	$10.89	23.93%	1.10%(d),(e)	1.00%(d),(e),(f)	1.40%	39%	$215,765
Year Ended 2/29/2020	$9.00	(0.19%)	1.15%	1.02%	1.98%	48%	$131,881
Year Ended 2/28/2019(g)	$9.37	(5.22%)	1.37%(e),(h)	1.03%(e),(h)	4.47%(h)	71%	$120,114
Institutional 2 Class
Year Ended 2/28/2022	$10.25	1.81%	0.95%(d),(e)	0.90%(d),(e)	1.77%	43%	$454
Year Ended 2/28/2021	$10.90	24.16%	0.99%(d),(e)	0.90%(d),(e)	1.02%	39%	$439
Year Ended 2/29/2020	$9.00	(0.18%)	1.04%	0.91%	1.99%	48%	$47
Year Ended 2/28/2019(g)	$9.38	(5.17%)	1.25%(e),(h)	0.93%(e),(h)	3.02%(h)	71%	$29
Institutional 3 Class
Year Ended 2/28/2022	$10.25	1.78%	0.89%(d),(e)	0.84%(d),(e)	1.85%	43%	$666,445
Year Ended 2/28/2021	$10.91	24.34%	0.94%(d),(e)	0.84%(d),(e)	1.21%	39%	$555,487
Year Ended 2/29/2020	$9.00	(0.11%)	0.97%	0.85%	2.18%	48%	$119,513
Year Ended 2/28/2019(g)	$9.38	(5.11%)	1.19%(e),(h)	0.87%(e),(h)	3.14%(h)	71%	$132,187
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Core Fund | Annual Report 2022	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 2/28/2022	$10.88	0.15	0.02(c)	0.17	(0.24)	(0.58)	(0.82)
Year Ended 2/28/2021	$8.99	0.20	1.88	2.08	(0.02)	(0.17)	(0.19)
Year Ended 2/29/2020	$9.36	0.18	(0.22)	(0.04)	(0.29)	(0.04)	(0.33)
Year Ended 2/28/2019(g)	$10.00	0.26	(0.84)	(0.58)	(0.06)	—	(0.06)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	Ratios include interfund lending expense which is less than 0.01%.
(f)	The benefits derived from expense reductions had an impact of less than 0.01%.
(g)	The Fund commenced operations on March 5, 2018. Per share data and total return reflect activity from that date.
(h)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Overseas Core Fund | Annual Report 2022

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 2/28/2022	$10.23	1.18%	1.51%(d),(e)	1.47%(d),(e),(f)	1.24%	43%	$3
Year Ended 2/28/2021	$10.88	23.43%	1.59%(d),(e)	1.48%(d),(e),(f)	2.33%	39%	$3
Year Ended 2/29/2020	$8.99	(0.73%)	1.65%	1.52%	1.88%	48%	$19
Year Ended 2/28/2019(g)	$9.36	(5.77%)	1.90%(e),(h)	1.53%(e),(h)	2.91%(h)	71%	$64
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Overseas Core Fund | Annual Report 2022	23

Notes to Financial Statements
February 28, 2022
Note 1. Organization
Columbia Overseas Core Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Effective April 1, 2021, Class C shares automatically convert to Class A shares after 8 years. Prior to April 1, 2021, Class C shares automatically converted to Class A shares after 10 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
24	Columbia Overseas Core Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty
Columbia Overseas Core Fund | Annual Report 2022	25

Notes to Financial Statements  (continued)
February 28, 2022
(CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or CCP may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the CCP or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark. These instruments may be used for other purposes in future periods.
26	Columbia Overseas Core Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to decrease the Fund’s exposure to equity market risk and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security
Columbia Overseas Core Fund | Annual Report 2022	27

Notes to Financial Statements  (continued)
February 28, 2022
decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at February 28, 2022:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	895,616

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Options contracts written, at value	137,697
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	1,387,570
Total		1,525,267
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended February 28, 2022:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Equity risk	—	323,286	683,543	(974,680)	32,149
Foreign exchange risk	(2,751,970)	—	—	—	(2,751,970)
Total	(2,751,970)	323,286	683,543	(974,680)	(2,719,821)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Options contracts written ($)	Total ($)
Equity risk	—	(63,404)	(63,404)
Foreign exchange risk	(691,180)	—	(691,180)
Total	(691,180)	(63,404)	(754,584)
28	Columbia Overseas Core Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
The following table is a summary of the average outstanding volume by derivative instrument for the year ended February 28, 2022:
Derivative instrument	Average notional amounts ($)
Futures contracts — short	—*

Derivative instrument	Average value ($)
Options contracts — purchased	81,700**
Options contracts — written	(45,322)***

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	980,150***	(1,421,530)***

*	There were no ending daily outstanding amounts for the year ended February 28, 2022. The average notional amount of futures contracts opened (and closed) during the period was $47,919,661.
**	Based on the ending daily outstanding amounts for the year ended February 28, 2022.
***	Based on the ending quarterly outstanding amounts for the year ended February 28, 2022.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of February 28, 2022:
	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Total ($)
Assets
Forward foreign currency exchange contracts	895,616	-	895,616
Liabilities
Forward foreign currency exchange contracts	1,387,570	-	1,387,570
Options contracts written	-	137,697	137,697
Total liabilities	1,387,570	137,697	1,525,267
Total financial and derivative net assets	(491,954)	(137,697)	(629,651)
Total collateral received (pledged) (b)	-	(137,697)	(137,697)
Net amount (c)	(491,954)	-	(491,954)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a
Columbia Overseas Core Fund | Annual Report 2022	29

Notes to Financial Statements  (continued)
February 28, 2022
wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
30	Columbia Overseas Core Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.62% as the Fund’s net assets increase. The effective management services fee rate for the year ended February 28, 2022 was 0.84% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Compensation of board members" on the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective July 1, 2021 through June 30, 2022, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.06% of the average daily net assets attributable to that share class.
For the year ended February 28, 2022, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Advisor Class	0.14
Class C	0.14
Institutional Class	0.14
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.14
Columbia Overseas Core Fund | Annual Report 2022	31

Notes to Financial Statements  (continued)
February 28, 2022
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2022, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $201,000 for Class C shares. This amount is based on the most recent information available as of December 31, 2021, and may be recovered from future payments under the distribution plan or contingent deferred sales charges (CDSCs). To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended February 28, 2022, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00(a)	31,139
Class C	—	1.00(b)	218

(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	July 1, 2021 through June 30, 2022	Prior to July 1, 2021
Class A	1.24%	1.28%
Advisor Class	0.99	1.03
Class C	1.99	2.03
Institutional Class	0.99	1.03
Institutional 2 Class	0.90	0.90
Institutional 3 Class	0.85	0.84
Class R	1.49	1.53
32	Columbia Overseas Core Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitment, effective July 1, 2021 through June 30, 2022, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.06% for Institutional 2 Class of the average daily net assets attributable to that share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2022, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, late-year ordinary losses, non-deductible expenses, distribution reclassifications, foreign capital gains tax, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(950,849)	950,849	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended February 28, 2022			Year Ended February 28, 2021
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
26,538,226	49,402,529	75,940,755	5,697,107	8,823,055	14,520,162
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At February 28, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	13,957,284	—	45,925,811
Columbia Overseas Core Fund | Annual Report 2022	33

Notes to Financial Statements  (continued)
February 28, 2022
At February 28, 2022, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
952,052,097	125,864,352	(79,938,541)	45,925,811
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2022, the Fund will elect to treat the following late-year ordinary losses and post-October capital losses as arising on March 1, 2022.
Late year ordinary losses ($)	Post-October capital losses ($)
3,263,934	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $588,432,512 and $416,838,281, respectively, for the year ended February 28, 2022. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
34	Columbia Overseas Core Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
The Fund’s activity in the Interfund Program during the year ended February 28, 2022 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	1,800,000	0.61	5
Interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at February 28, 2022.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 28, 2021 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $950 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.11448% and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 28, 2021 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month London Interbank Offered Rate (LIBOR) rate and (iii) the overnight bank funding rate, plus in each case, 1.25%.
The Fund had no borrowings during the year ended February 28, 2022.
Note 9. Fund reorganization
At the close of business on July 10, 2020, the Fund acquired the assets and assumed the identified liabilities of Columbia Contrarian Europe Fund (the Acquired Fund), a series of Columbia Funds Series Trust II. The reorganization was completed after the Board of Trustees of the Acquired Fund approved a plan of reorganization at a meeting held in February 2020. The purpose of the transaction was to combine two funds with comparable investment objectives and strategies.
The aggregate net assets of the Fund immediately before the reorganization were $356,526,105 and the combined net assets immediately after the reorganization were $606,302,204.
The reorganization was accomplished by a tax-free exchange of 38,021,553 shares of the Acquired Fund valued at $249,776,099 (including $24,204,804 of unrealized appreciation/(depreciation)).
In exchange for the Acquired Fund’s shares, the Fund issued the following number of shares:
Shares
Class A	5,244,267
Advisor Class	34,231
Class C	496,686
Institutional Class	3,249,695
Institutional 2 Class	38,520
Institutional 3 Class	18,411,922
For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the Acquired Fund’s cost of investments was carried forward.
Columbia Overseas Core Fund | Annual Report 2022	35

Notes to Financial Statements  (continued)
February 28, 2022
The Fund’s financial statements reflect both the operations of the Fund for the period prior to the reorganization and the combined Fund for the period subsequent to the reorganization. Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the combined Fund’s Statement of Operations since the reorganization was completed.
Assuming the reorganization had been completed on March 1, 2020, the Fund’s pro-forma results of operations for the year ended February 28, 2021 would have been approximately:
($)
Net investment income	8,541,000
Net realized gain	27,807,000
Net change in unrealized appreciation/(depreciation)	111,074,000
Net increase in net assets from operations	147,422,000
Note 10. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Geographic focus risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Asia Pacific Region. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in the Asia Pacific region. Many of the countries in the region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.
Europe. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe which are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. In addition, the private and public sectors’ debt problems of a single
36	Columbia Overseas Core Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
European Union (EU) country can pose significant economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The UK’s departure from the EU single market became effective January 1, 2021 with the end of the Brexit transition period and the post-Brexit trade deal between the UK and EU taking effect on December 31, 2020. The impact of Brexit on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund.
Japan. The Fund is particularly susceptible to the social, political, economic, regulatory and other conditions or events that may affect Japan’s economy. The Japanese economy is heavily dependent upon international trade, including, among other things, the export of finished goods and the import of oil and other commodities and raw materials. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations or factors. Strained relationships between Japan and its neighboring countries, including China, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also cause uncertainty in Japanese markets. As a result, additional tariffs, other trade barriers, or boycotts may have an adverse impact on the Japanese economy. Japanese government policy has been characterized by economic regulation, intervention, protectionism and large government deficits. The Japanese economy is also challenged by an unstable financial services sector, highly leveraged corporate balance sheets and extensive cross-ownership among major corporations. Structural social and labor market changes, including an aging workforce, population decline and traditional aversion to labor mobility may adversely affect Japan’s economic competitiveness and growth potential. The potential for natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could also have significant negative effects on Japan’s economy. As a result of the Fund’s investment in Japanese securities, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Japan fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in Japan.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund, including causing difficulty in assigning prices to hard-to-value assets in thinly traded and closed markets, significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock and commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in the country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could have a severe adverse impact on regional and/or global securities and commodities markets, including markets for oil and natural gas. These and other related events could have a negative impact on Fund performance and the value of an investment in the Fund.
The pandemic caused by coronavirus disease 2019 and its variants (COVID-19) has resulted in, and may continue to result in, significant global economic and societal disruption and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. Such
Columbia Overseas Core Fund | Annual Report 2022	37

Notes to Financial Statements  (continued)
February 28, 2022
disruptions may be caused, or exacerbated by, quarantines and travel restrictions, workforce displacement and loss in human and other resources. The uncertainty surrounding the magnitude, duration, reach, costs and effects of the global pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, present unknowns that are yet to unfold. The impacts, as well as the uncertainty over impacts to come, of COVID-19 – and any other infectious illness outbreaks, epidemics and pandemics that may arise in the future – could negatively affect global economies and markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illness outbreaks and epidemics in emerging market countries may be greater due to generally less established healthcare systems, governments and financial markets. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The disruptions caused by COVID-19 could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.
Shareholder concentration risk
At February 28, 2022, affiliated shareholders of record owned 93.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 11. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. There were no items requiring adjustment of the financial statements and, other than as noted below, no items requiring additional disclosure.
On February 24, 2022, Russia began a large-scale invasion of Ukraine, and economic sanctions against Russia swiftly followed. Following regulatory concerns regarding these economic sanctions, a number of market exchanges halted trading in the stocks of Russia-based companies listed on their exchange. These and other related events could have a negative impact on Fund performance and the value of an investment in the Fund. Since the invasion, the value and liquidity of securities with exposure in Russia, Ukraine and Belarus have experienced significant declines.  At February 28, 2022, securities with exposure in these countries represented 0.1% of the Fund’s net assets. Effective March 3, 2022, the value of all equity securities with exposure in these countries represents their fair value as determined in good faith under procedures approved by the Board of Trustees.
Note 12. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of its activities as a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could
38	Columbia Overseas Core Fund | Annual Report 2022

Notes to Financial Statements  (continued)
February 28, 2022
result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provides services to the Fund.
Columbia Overseas Core Fund | Annual Report 2022	39

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Overseas Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Overseas Core Fund (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the three years in the period ended February 28, 2022 and for the period March 5, 2018 (commencement of operations) through February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the three years in the period ended February 28, 2022 and for the period March 5, 2018 (commencement of operations) through February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 21, 2022
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
40	Columbia Overseas Core Fund | Annual Report 2022

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2022. Shareholders will be notified in early 2023 of the amounts for use in preparing 2022 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
98.40%	0.90%	$46,806,838	$2,950,209	$0.03	$29,010,266	$0.30
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided in the table above.
 TRUSTEES AND OFFICERS
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1953	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	177	Former Chairman of the Board, NICSA (National Investment Company Services Association) (Executive Committee, Nominating Committee and Governance Committee), 2014-2016; former Director, Intech Investment Management, 2011-2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016; former Advisory Board Member, University of Colorado Business School, 2015-2018
Columbia Overseas Core Fund | Annual Report 2022	41

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member and Interim Chair, Minnesota Sports Facilities Authority, January 2017-July 2017; Interim President and Chief Executive Officer, Blue Cross and Blue Shield of Minnesota (health care insurance), February-July 2018, April-October 2021	177	Former Trustee, Blue Cross and Blue Shield of Minnesota, 2009-2021 (Chair of the Business Development Committee, 2014-2017; Chair of the Governance Committee, 2017-2019); former Member and Chair of the Board, Minnesota Sports Facilities Authority, January 2017-July 2017; former Director, Robina Foundation, 2009-2020 (Chair, 2014-2020); Director, Schulze Family Foundation, since 2021
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2007	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	177	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of People Committee) since 1996; Director, DR Bank (Audit Committee) since 2017; Director, Evercore Inc. (Audit Committee) since 2019; Director, Apollo Commercial Real Estate Finance, Inc. since 2021; the Governing Council of the Independent Directors Council (IDC), since 2021
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	175	Director, EQT Corporation (natural gas producer) since 2019; Director, Whiting Petroleum Corporation (independent oil and gas company) since 2020
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020	Member, FINRA National Adjudicatory Council since January 2020; Adjunct Professor of Finance, Bentley University since January 2018; Consultant to Independent Trustees of CFVIT and CFST I from March 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC, May 2010-February 2015; President, Columbia Funds, 2008-2015; and senior officer of Columbia Funds and affiliated funds, 2003-2015	175	Former Director, The Autism Project, March 2015-December 2021; former Member of the Investment Committee, St. Michael’s College, November 2015-February 2020; former Trustee, St. Michael’s College, June 2017-September 2019; former Trustee, New Century Portfolios, January 2015-December 2017
42	Columbia Overseas Core Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm) since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform) since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	175	Former Director, University of Edinburgh Business School (Member of US Board); former Director, Boston Public Library Foundation
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	177	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative, 2010-2020; former Board of Directors, The MA Business Roundtable, 2003-2019
Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	177	Trustee, Catholic Schools Foundation since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Co-Chair since 2021; Chair of CFST I and CFVIT since 2014; Trustee of CFST I and CFVIT since 1996 and CFST, CFST II, CFVST II, CET I and CET II since 2021	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	177	Director, Spartan Nash Company (food distributor); Director, Aircastle Limited (Chair of Audit Committee) (aircraft leasing); former Director, Nash Finch Company (food distributor), 2005-2013; former Director, SeaCube Container Leasing Ltd. (container leasing), 2010-2013; and former Director, Travelport Worldwide Limited (travel information technology), 2014-2019
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007 -2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	175	None
Columbia Overseas Core Fund | Annual Report 2022	43

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; Consultant to Bridgewater and Associates	175	Director, CSX Corporation (transportation suppliers); Director, Genworth Financial, Inc. (financial and insurance products and services); Director, PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Co-Chair since 2021; Chair of CFST, CFST II, CFVST II, CET I and CET II since 2020; Trustee of CFST, CFST II and CFVST II since 2004 and CFST I and CFVIT since 2021	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	177	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1947	Trustee since 2003	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	177	Director, Blue Cross Blue Shield of South Carolina (Chair of Compensation Committee) since April 2008; Trustee, Hollingsworth Funds (on the Investment Committee) since 2016 (previously Board Chair from 2016-2019); Former Advisory Board member, Duke Energy Corp., 2016-2020; Chair of the Duke Endowment; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016; former Director, National Association of Corporate Directors, Carolinas Chapter, 2013-2018; Chair, Daniel-Mickel Foundation since 1998
44	Columbia Overseas Core Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)

Independent trustees  (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020	Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services), January 2016-January 2021; Non-executive Member of the Investment Committee and Valuation Committee, Sarona Asset Management Inc. (private equity firm) since September 2019; Advisor, Horizon Investments (asset management and consulting services), August 2018-January 2021; Advisor, Paradigm Asset Management, November 2016-December 2021; Consultant to Independent Trustees of CFVIT and CFST I from September 2016 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Director of Investments/Consultant, Casey Family Programs, April 2016-November 2016; Senior Vice President and Chief Investment Officer, Calvert Investments, August 2008-January 2016; Section Head and Portfolio Manager, General Motors Asset Management, June 1997-August 2008	175	Former Director, Investment Committee, Health Services for Children with Special Needs, Inc., 2012-2019; Director, Chair of Audit Committee, Consumer Credit Counseling Services (formerly Guidewell Financial Solutions), since 2019; Independent Director, Investment Committee and Valuation Committee, Sarona Asset Management, since 2019
Sandra Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	177	Former Director, NAPE Education Foundation, October 2016-October 2020
*	The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Fund Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher and Hacker and Mses. Blatz, Carlton, Flynn, Paglia, Shaw and Yeager serve as Directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC since April 2015; President and Principal Executive Officer of the Columbia Funds since June 2021; officer of Columbia Funds and affiliated funds, 2020-2021	177	Director, Ameriprise Trust Company, since October 2016; Director, Columbia Management Investment Distributors, Inc. since November 2018; Board of Governors, Columbia Wanger Asset Management, LLC since January 2022
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Overseas Core Fund | Annual Report 2022	45

TRUSTEES AND OFFICERS  (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009) and Senior Vice President (2019)	Senior Vice President and Head of Global Operations & Investor Services, Columbia Management Investment Advisers, LLC, since March 2022 (previously Vice President, Head of North American Operations, and Co-Head of Global Operations, June 2019 to February 2022 and Vice President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds since 2002.
Joseph Beranek 5890 Ameriprise Financial Center Minneapolis, MN 55474 1965	Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2019) and Principal Financial Officer (2020), CFST, CFST I, CFST II, CFVIT and CFVST II; Assistant Treasurer, CET I and CET II	Vice President – Mutual Fund Accounting and Financial Reporting, Columbia Management Investment Advisers, LLC, since December 2018 and March 2017, respectively (previously Vice President – Pricing and Corporate Actions, May 2010 - March 2017).
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017; Director - Fund Administration, Calvert Investments, August 2015 – March 2017; Vice President - Fund Administration, Legg Mason, May 2015 - July 2015; Vice President - Fund Administration, Columbia Management Investment Advisers, LLC, May 2010 - April 2015.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)	Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001-January 1, 2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC since July 2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since November 2008 and February 2012, respectively; Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl since March 2013 and December 2008, respectively; senior executive of various entities affiliated with Columbia Threadneedle.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary	Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22, 2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since September 2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds since 2007.
Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Columbia Acorn/Wanger Funds since December 2015; Chief Compliance Officer, Ameriprise Certificate Company, September 2010 – September 2020.
Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds, since September 2020; officer of Columbia Funds and affiliated funds since 2005.
46	Columbia Overseas Core Fund | Annual Report 2022

TRUSTEES AND OFFICERS  (continued)

Fund officers  (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since October 2021 (previously Vice President and Assistant Secretary, May 2010 – September 2021).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Overseas Core Fund | Annual Report 2022	47

Columbia Overseas Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2022 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN297_02_M01_(04/22)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, and Sandra L. Yeager, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Moffett, Mr. Gallagher, Mr. Connaughton, and Ms. Yeager are each independent trustees, as defined in paragraph (a)(2) of this item's instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the two series of the registrant whose reports to stockholders are included in this annual filing.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended February 28, 2022 and February 28, 2021 are approximately as follows:

20222021

$59,000              $59,000

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended February 28, 2022 and February 28, 2021 are approximately as follows:

20222021

$23,400              $6,500

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

During the fiscal years ended February 28, 2022 and February 28, 2021, there were no Audit-Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2022 and February 28, 2021 are approximately as follows:

20222021

$4,000                $4,200

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2021 and 2022 include Tax Fees for foreign tax filings.

During the fiscal years ended February 28, 2022 and February 28, 2021, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28,

2022 and February 28, 2021 are approximately as follows:

2022	2021
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended February 28, 2022 and February 28, 2021 are approximately as follows:

20222021

$520,000            $524,000

In fiscal years 2022 and 2021, All Other Fees primarily consists of fees billed for internal control examinations of the registrant's transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the "Adviser") or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a "Control Affiliate") if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the "Policy"). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant ("Fund Services"); (ii) non-audit services to the registrant's Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund ("Fund-related Adviser Services"); and (iii) certain other audit and non-audit services to the registrant's Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund's independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC's rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre- designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre- approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund's Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre- approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre- approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund's Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended February 28, 2022 and February 28, 2021 are approximately as follows:

20222021

$547,400             $534,700

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected,

or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant)	Columbia Funds Series Trust II
By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	April 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer
Date	April 21, 2022
By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Principal Financial Officer
and Senior Vice President
Date	April 21, 2022
By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting Officer and Principal
Financial Officer
Date	April 21, 2022